Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date:	Jan 25, 2006
For Collection Period:	December-05
For Determination Date:	Jan 17, 2006

	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
A. PRINCIPAL BALANCE RECONCILIATION

(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00
(B) Beginning Balance	0.00	0.00	0.00	64,950,344.88	5,576	64,950,344.88	64,950,344.88
(C) Collections (Regular Payments)	0.00	0.00	0.00	1,966,716.11	N/A	1,966,716.11	1,966,716.11
(D) Withdrawal from Payahead (Principal)	0.00	0.00	0.00	1,874.06	N/A	1,874.06	1,874.06
(E) Collections (Principal Payoffs)	0.00	0.00	0.00	1,204,251.60	160	1,204,251.60	1,204,251.60
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	0.00	309,701.97	23	309,701.97	309,701.97
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	0.00	0.00	N/A	0.00	0.00
(H) Repurchases	0.00	0.00	0.00		0	0.00	0.00
(I) Ending Balance	0.00	0.00	0.00	61,467,801.14	5,393	61,467,801.14	61,467,801.14

(J) Certificate Factor	0.000000%	0.000000%	0.000000%	70.320516%	25.822361%	13.562737%	13.562737%

Notional Principal Balance: Class I
(K) Beginning							0.00
(L) Reduction							0.00
(M) Ending							0.00

Notional Principal Balance: Companion Component
(N) Beginning							64,950,344.88
(O) Reduction							3,482,543.74
(P) Ending							61,467,801.14

							TOTALS

B. CASH FLOW RECONCILIATION
(A) CASH WIRED — PRINCIPAL AND INTEREST COLLECTIONS							3,717,485.08
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							15,951.42
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT
1) allocable to principal							1,874.06
2) allocable to interest							0.00
(D) ADVANCES							9,789.24
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							152,872.97
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00

TOTAL COLLECTIONS							3,897,972.77

							TOTAL

C. TRUSTEE DISTRIBUTION

(A) TOTAL CASH FLOW							3,897,972.77
(B) DEPOSIT TO PAYAHEAD							0.00
(C) Indenture Trustee Fee							0.00
(D) UNRECOVERED INTEREST ADVANCES							5,669.59
(E) SERVICING FEE (DUE AND UNPAID)							54,125.29
(F) Standby Servicing Fee (not to exceed $50,000)							3,000.00
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							194,851.03
(L) Interest to “I” Certificate Holders, including Overdue							0.00
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							3,482,543.74
(Q) Policy Premium and Unreimbursed Draws							20,489.27
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additional Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							6,748.46
(W) EXCESS YIELD							130,545.39

BALANCE							0.00

							SPREAD
							ACCOUNT

D. SPREAD ACCOUNT

(A) BEGINNING BALANCE							13,700,471.00
(B) ADDITIONS TO SPREAD AMOUNT							130,545.39
(C) INTEREST EARNED							52,812.07
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER							0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							104,143.79
(H) ENDING BALANCE							13,779,684.67

(I) REQUIRED BALANCE							13,596,327.21
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							183,357.46

						NUMBER	BALANCE

E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY
(A) 31-60						72	666,992.76
(B) 61-90						18	181,187.44
(C) TOTAL						90	848,180.20

(D) 90+ days						4	48,381.77

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date:	Jan 25, 2006
For Collection Period:	December-05
For Determination Date:	Jan 17, 2006

F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		2	24,387.81
(B) AGGREGATE REPOSSESSIONS		657	12,179,318.79
(C) UNLIQUIDATED REPOSSESSIONS		3	41,920.46

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE			13,322.63
(B) DEPOSIT			0.00
(C) WITHDRAWAL			1,874.06
(D) ENDING BALANCE			11,448.57

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%

(A) CURRENT	848,180.20	61,467,801.14	1.3799%
(B) 1ST PREVIOUS	760,975.14	64,950,344.88	1.1716%
(C) 2ND PREVIOUS	1,067,072.90	68,788,692.03	1.5512%
(D) THREE MONTH ROLLING AVERAGE	892,076.08	65,068,946.02	1.3676%

	MONTH	ORIGINAL POOL
	BALANCE	BALANCE	Default Rate %
I. CUMULATIVE DEFAULT RATE

(A) Defaulted Receivables (Current Period)	72,769.58
(B) Cumulative Defaulted Receivables (Prior Month)	16,140,977.59
(C) Cumulative Defaulted Receivables (Current Month)	16,213,747.17	453,210,907.00	3.58%

	MONTH	ORIGINAL POOL
	BALANCE	BALANCE	Net Loss Rate %
J. CUMULATIVE NET LOSS RATE

(A) Collection Period Charge-Off receivables	309,701.97
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—
(C) Aggregate Cram Down Losses during period	—
(D) Less: Recoveries (current month)	152,872.97
(E) Prior Period Adjustment	—
(F) Net Losses current period	156,829.00
(G) Prior Period cumulative net losses	10,508,512.66
(H) Cumulative Net Losses (current period)	10,665,341.66	453,210,907.00	2.35%

(I) Total Defaults	72,769.58
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	36,384.79

(K) Cumulative net losses including 50% of defaults	10,701,726.45	453,210,907.00	2.36%

	MONTH BALANCE	POOL BALANCE	Extension Rate %
K. EXTENSION RATE
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	307,243.15	61,467,801.14	0.50%

		AMOUNT	NUMBER
L. LOCKBOX TEST
(A) Total Payments to Lockbox (Current Month)		2,525,540.07	4,902
(B) Total Payments (Current Month)		3,870,358.05	5,392
(C) Lockbox Payment Percentage			90.91%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			18,434,775
(C) Monthly BVAC net worth (at least $20MM)			62,648,913

N. WAC-Weighted Average Coupon			10.094%
O. WAM-Weighted Average Maturity			36.1

/s/ Kevin Rieke	APPROVED BY:	/s/ John Okubo

Prepared by: Kevin Rieke		John Okubo
Bay View Acceptance Corp		Bay View Acceptance Corp